OPPENHEIMER Balanced Fund Summary Prospectus January 28, 2011
NYSE Ticker Symbols
Class A	OPASX
Class B	OASBX
Class C	OASCX
Class N	OASNX

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus, Statement of Additional Information, Annual Report and other information about the Fund online at https://www.oppenheimerfunds.com/fund/investors/overview/BalancedFund. You can also get this information at no cost by calling 1.800.225.5677 or by sending an email request to: info@oppenheimerfunds.com.

The Fund's prospectus and Statement of Additional Information ("SAI"), both dated January 28, 2011, and pages 6 through 76 of its most recent Annual Report, dated September 30, 2010, are incorporated by reference into this Summary Prospectus. You can access the Fund's prospectus and SAI at https://www.oppenheimerfunds.com/fund/investors/overview/BalancedFund. The Fund's prospectus is also available from financial intermediaries who are authorized to sell Fund shares.

Investment Objective. The Fund seeks high total investment return consistent with preservation of principal.

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy and hold or redeem shares of the Fund. You may qualify for sales charge discounts if you (or you and your spouse) invest, or agree to invest in the future, at least $25,000 in certain funds in the Oppenheimer family of funds. More information about these and other discounts is available from your financial professional and in the section "About Your Account" beginning on page 12 of the prospectus and in the sections "How to Buy Shares" beginning on page 59 and "Appendix A" in the Fund's Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class B	Class C	Class N
Maximum Sales Charge (Load) imposed on purchases (as % of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as % of the lower of original offering price or redemption proceeds)	None	5%	1%	1%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Class N
Management Fees	0.72%	0.72%	0.72%	0.72%
Distribution and/or Service (12b-1) Fees	0.22%	1.00%	1.00%	0.50%
Other Expenses	0.28%	0.64%	0.41%	0.57%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%
Total Annual Operating Expenses	1.23%	2.37%	2.14%	1.80%
Fee Waiver and Expense Reimbursement*	(0.01%)	(0.21%)	(0.02%)	(0.19%)
Total Annual Fund Operating Expenses after Fee Waiver and Expense Reimbursement	1.22%	2.16%	2.12%	1.61%

* The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in Oppenheimer Institutional Money Market Fund. The Fund's transfer agent has voluntarily agreed to limit its fees to 0.35% of average annual net assets per fiscal year for all share classes. These expense limitations may be amended or withdrawn after one year from the date of this prospectus.

Example. The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a class of shares of the Fund for the time periods indicated.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your expenses would be as follows:

If shares are redeemed					If shares are not redeemed
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$693		$944	$1,215		$1,986	$693		$944	$1,215	$1,986
Class B	$721		$1,028	$1,461		$2,163	$221		$728	$1,261	$2,163
Class C	$317		$675	$1,159		$2,497	$217		$675	$1,159	$2,497
Class N	$265		$553	$965		$2,119	$165		$553	$965	$2,119

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 63% of the average value of its portfolio.

Principal Investment Strategies.  The Fund buys a variety of different types of securities to seek its investment objective and may invest in equity and debt securities of both domestic and foreign issuers in different capitalization ranges. The relative amounts of equity and debt securities the Fund holds may vary from time to time. There is no limit on the amount of the Fund's assets that can be invested in foreign securities, which may include issuers in developed and emerging markets.

     The Fund will normally invest at least 25% of its total assets in stocks and other equity securities, which primarily include common stocks of U.S. and foreign companies. The Fund will normally invest at least 25% of its net assets in fixed-income senior securities, such as bonds and notes. The debt securities the Fund may buy include securities issued by U.S. and foreign companies, securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities, mortgage-related securities (including private issuer mortgage-backed securities), debt obligations of foreign governments, and money market instruments. The Fund may invest up to 35% of its total assets in lower-grade, high-yield debt securities, sometimes referred to as "junk bonds."

     The Fund may also invest in derivative instruments, including options, futures, forward contracts, swaps and "structured" notes. It may also invest in "zero-coupon" and "stripped" securities that may pay only the interest or only the principal portion of a debt obligation. These securities are derivative instruments that have prices that may go up or down in response to interest rate changes more than other types of debt securities. The Fund may buy foreign currency but only in connection with the purchase and sale of foreign securities and not for speculation.

     In selecting securities to buy, the portfolio managers use different investment styles to seek broad diversification across asset classes. They normally maintain a mix of stocks, debt securities and cash, although the Fund is not required to allocate its assets in any fixed proportion. The Fund's mix of equity securities, debt securities and cash will vary from time to time as the portfolio managers seek opportunities in different asset classes.

     The portfolio managers consider overall and relative economic conditions in U.S. and foreign markets. At times, the Fund may focus more on investing for capital appreciation with less emphasis on seeking income. At other times, for example when stock markets are less stable, the Fund might have greater relative emphasis on income-seeking investments, such as government securities and money market instruments.

     In selecting equity securities to buy, the portfolio managers mainly look for potential capital appreciation. The portfolio managers employ both "growth" and "value" styles in selecting stocks. Growth investing seeks stocks that the portfolio managers believe have possibilities for increases in stock price because of strong earnings growth, the development of new products or services or other favorable economic factors. Value investing seeks stocks that are undervalued in the market by various measures such as the stock's price/earnings ratio.

     The portfolio managers employ fundamental analysis of a company's financial statements and management structure, operations and product development, as well as the industry of which the company is part. A security may be undervalued because the market is not aware of the issuer's intrinsic value, does not yet recognize its future potential, or the issuer may be temporarily out of favor. The Fund seeks to realize gains in the prices of those securities when other investors recognize their real or prospective worth.

     The portfolio managers also consider the effect of worldwide trends on the growth of particular business sectors and look for companies that may benefit from those trends.

     In selecting debt securities to buy, the portfolio managers look for both income and total return. The Fund has no requirements as to the maturity of the debt securities it can buy, and may invest in securities that have short-, medium- or long-term maturities. The Fund may invest in debt securities that pay interest at fixed or floating rates.

Principal Risks. The price of the Fund's shares can go up and down substantially. The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests or from poor security selection, which could cause the Fund to underperform other funds with similar investment objectives. There is no assurance that the Fund will achieve its investment objective. When you redeem your shares, they may be worth more or less than what you paid for them. These risks mean that you can lose money by investing in the Fund.

Main Risks of Investing in Stock. The value of the Fund's portfolio may be affected by changes in the stock markets. Stock markets may experience great short-term volatility and may fall sharply at times. Different stock markets may behave differently from each other and U.S. stock markets may move in the opposite direction from one or more foreign stock markets.

     The prices of individual stocks generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company's stock. These factors may include, but are not limited to: poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company's sector or industry, or changes in government regulations affecting the company or its industry.

Main Risks of Debt Securities. Debt securities may be subject to credit risk, interest rate risk, prepayment risk and extension risk. Credit risk is the risk that the issuer of a security might not make interest and principal payments on the security as they become due. If an issuer fails to pay interest or repay principal, the Fund's income or share value might be reduced. Adverse news about an issuer or a downgrade in an issuer's credit rating, for any reason, can also reduce the market value of the issuer's securities. Interest rate risk is the risk that when prevailing interest rates fall, the values of already-issued debt securities generally rise; and when prevailing interest rates rise, the values of already-issued debt securities generally fall, and they may be worth less than the amount the Fund paid for them. When interest rates change, the values of longer-term debt securities usually change more than the values of shorter-term debt securities. When interest rates fall, debt securities may be repaid more quickly than expected and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as "prepayment risk." When interest rates rise, debt securities may be repaid more slowly than expected and the value of the Fund's holdings may fall sharply. This is referred to as "extension risk." Interest rate changes normally have different effects on variable or floating rate securities than they do on securities with fixed interest rates.

       Special Risks of Lower-Grade Securities. Lower-grade debt securities, whether rated or unrated, have greater risks than investment-grade securities. They may be subject to greater price fluctuations and have a greater risk that the issuer might not be able to pay interest and principal when due. The market for lower-grade securities may be less liquid and therefore they may be harder to value or to sell at an acceptable price, especially during times of market volatility or decline.

     The Fund may invest up to 35% of its total assets in lower-grade, high-yield debt securities.

Main Risks of Value Investing. Value investing entails the risk that if the market does not recognize that the Fund's securities are undervalued, the prices of those securities might not appreciate as anticipated. A value approach could also result in fewer investments that increase rapidly during times of market gains and could cause the Fund to underperform funds that use a growth or non-value approach to investing. Value investing has gone in and out of favor during past market cycles and when value investing is out of favor or when markets are unstable, the securities of "value" companies may underperform the securities of "growth" companies.

Main Risks of Growth Investing. If a growth company's earnings or stock price fails to increase as anticipated, or if its business plans do not produce the expected results, its securities may decline sharply. Growth companies may be newer or smaller companies that may experience greater stock price fluctuations and risks of loss than larger, more established companies. Newer growth companies tend to retain a large part of their earnings for research, development or investments in capital assets. Therefore, they may not pay any dividends for some time. Growth investing has gone in and out of favor during past market cycles and is likely to continue to do so. During periods when growth investing is out of favor or when markets are unstable, it may be more difficult to sell growth company securities at an acceptable price. Growth stocks may also be more volatile than other securities because of investor speculation.

Main Risks of Foreign Investing. Foreign securities are subject to special risks. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company's operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those securities. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company's assets, or other political and economic factors. These risks may be greater for investments in developing or emerging market countries.

     Time-Zone Arbitrage. The Fund may invest in securities of foreign issuers that are traded in U.S. or foreign markets. If the Fund invests a significant amount of its assets in foreign markets, it may be exposed to "time-zone arbitrage" attempts by investors seeking to take advantage of differences in the values of foreign securities that might result from events that occur after the close of the foreign securities market on which a security is traded and before the Fund's net asset value is calculated.  If such time-zone arbitrage were successful, it might dilute the interests of other shareholders.  The Fund's use of "fair value pricing" to adjust certain market prices of foreign securities may help deter those activities.

Special Risks of Developing and Emerging Markets. The economies of developing or emerging market countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. The governments of developing and emerging market countries may also be more unstable than the governments of more developed countries. These countries generally have less developed securities markets or exchanges, and less developed legal and accounting systems. Securities may be more difficult to sell at an acceptable price and may be more volatile than securities in countries with more mature markets. The value of developing or emerging market currencies may fluctuate more than the currencies of countries with more mature markets. Investments in developing or emerging market countries may be subject to greater risks of government restrictions, including confiscatory taxation, expropriation or nationalization of a company's assets, restrictions on foreign ownership of local companies and restrictions on withdrawing assets from the country. Investments in companies in developing or emerging market countries may be considered speculative.

Asset Allocation Risk. Because the Fund typically invests in a combination of securities, the Fund's ability to achieve its investment objective depends largely upon selecting the best mix of investments. There is the risk that the portfolio managers' evaluations and assumptions regarding the equity and fixed-income markets' prospects may be incorrect in view of actual market conditions. During periods of rapidly rising prices, the Fund might not achieve growth in its share prices to the same degree as funds focusing only on stocks. The Fund's investments in stocks may make it more difficult to preserve principal during periods of stock market volatility. The Fund's use of a value or growth style might not be successful when the particular strategy is out of favor.

Who Is The Fund Designed For? The Fund is designed primarily for investors seeking high total return from their investment over the long term, from a fund employing different investment styles in allocating its assets among a variety of types of securities. While the Fund seeks to select investments consistent with the preservation of principal, investors should be willing to assume the risks of short-term share price fluctuations that are typical for a fund with significant investments in stocks and foreign securities. The Fund is intended to be a long-term investment, not a short-term trading vehicle. Because the Fund's income will fluctuate, it is not designed for investors needing an assured level of current income. The Fund is not a complete investment program. You should carefully consider your own investment goals and risk tolerance before investing in the Fund.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund's Past Performance. The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance. The Fund's past investment performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More recent performance information is available by calling the toll-free number on the back of this prospectus and on the Fund's website:
https://www.oppenheimerfunds.com/fund/investors/overview/BalancedFund

Sales charges and taxes are not included and the returns would be lower if they were. During the period shown, the highest return for a calendar quarter was 13.75% (2nd qtr 09) and the lowest return was -28.80% (4th qtr 08).  For the period from January 1, 2010 to December 31, 2010 the cumulative return before sales charges and taxes was 11.75%.

The following table shows the average annual total returns for each class of the Fund's shares. After-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Your actual after-tax returns, depending on your individual tax situation, may differ from those shown and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary.

Average Annual Total Returns for the periods ended December 31, 2010
	1 Year	5 Years	10 Years (or life of class, if less)
Class A Shares (inception 4/24/87)
Return Before Taxes	5.33%	(3.46%)	0.71%
Return After Taxes on Distributions	5.04%	(4.14%)	(0.24%)
Return After Taxes on Distributions and Sale of Fund Shares	3.63%	(2.99%)	0.31%
Class B Shares (inception 8/29/95)	5.69%	(3.54%)	0.75%
Class C Shares (inception 12/01/93)	9.68%	(3.18%)	0.43%
Class N Shares (inception 3/01/01)	10.27%	(2.73%)	0.62%
S&P 500 Index	15.08%	2.29%	1.42%
(reflects no deduction for fees, expenses or taxes)			2.07%*
Barclays Capital Aggregate Bond Index	6.54%	5.80%	5.84%
(reflects no deduction for fees, expenses or taxes)			5.67%*

* From 2/28/01

Investment Adviser. OppenheimerFunds, Inc. is the Fund's investment adviser (the "Manager").

Portfolio Managers. Emmanuel Ferreira manages the equity component of the Fund's portfolio and Krishna Memani and Peter Strzalkowski manage the fixed-income component of the Fund's portfolio. Mr. Ferreira has been a portfolio manager and Vice President of the Fund since January 2003. Mr. Memani has been a portfolio manager and Vice President of the Fund since April 2009.  Mr. Strzalkowski has been a portfolio manager of the Fund since April 2009.

Purchase and Sale of Fund Shares. In most cases, you can buy Fund shares with a minimum initial investment of $1,000 and make additional investments with as little as $50. For certain investment plans and retirement accounts, the minimum initial investment is $500 and, for some, the minimum additional investment is $25. For certain fee based programs the minimum initial investment is $250.

     Shares may be purchased through a financial intermediary or the Distributor and redeemed through a financial intermediary or the Transfer Agent on days the New York Stock Exchange is open for trading. Shareholders may purchase or redeem shares by mail, through the website at www.oppenheimerfunds.com or by calling 1.800.225.5677. Share transactions may be paid by check, by Federal Funds wire or directly from or into your bank account.

Taxes. If your shares are not held in a tax-deferred account, Fund distributions are subject to Federal income tax as ordinary income or as capital gains and they may also be subject to state or local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Manager, or their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

For More Information About Oppenheimer Balanced Fund

You can access the Fund's prospectus and SAI at https://www.oppenheimerfunds.com/fund/investors/overview/BalancedFund. You can also request additional information about the Fund or your account:

By Telephone:	Call OppenheimerFunds Services toll-free: 1.800.CALL OPP (225.5677)
By Mail:	For requests by mail: OppenheimerFunds Services P.O. Box 5270 Denver, Colorado 80217-5270	For courier or express mail requests: OppenheimerFunds Services 12100 East Iliff Avenue, Suite 300 Aurora, Colorado 80014
On the Internet:	You can read or download information on the OppenheimerFunds website at: www.oppenheimerfunds.com
PR0240.001.0211